                                                                          3/4/97
                                                                           DRAFT


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

 Filed by the registrant /X/

 Filed by a party other than the registrant / /

Check the appropriate box:

/X/ Preliminary proxy statement

/ / Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        Universal Health Services, Inc.
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                (Name of Registrant as Specified in Its Charter)


                        Universal Health Services, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transactions applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):1

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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 (2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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         1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                    UHS LOGO

                        UNIVERSAL HEALTH SERVICES, INC.

                                                                  April 21, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Universal Health Services, Inc. to be held at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania, on May 21, 1997, at 10:00 a.m., Eastern Daylight Saving Time.

     Matters to be acted on at the meeting include: (a) the election of directors by the holders of Class A and Class C Common Stock; and (b) the adoption of the Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock. Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES IN FAVOR OF THE ELECTION OF DIRECTORS, AND THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B COMMON STOCK.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. If you then attend and wish to vote your shares in person, you still may do so. In addition to the matters noted above, we will discuss the business of the Company and be available for Stockholders' comments and discussion relating to the Company.

     I look forward to seeing you at the meeting.

                                          Sincerely,

                                          Alan B. Miller
                                          Chairman, President and
                                          Chief Executive Officer

                                    UHS Logo

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1997

     Notice is hereby given that the Annual Meeting of Stockholders of Universal Health Services, Inc. (the "Company") will be held on Wednesday, May 21, 1997 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania for the following purposes:

     (1) To have the holders of Class A and Class C Common Stock elect two Class I directors to serve for a term of three years until the annual election of directors in the year 2000 and election and qualification of their respective successors.

     (2) To have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 10, 1997, are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. IN ANY EVENT, PLEASE MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                 SIDNEY MILLER, Secretary

King of Prussia, Pennsylvania
April 21, 1997

                        UNIVERSAL HEALTH SERVICES, INC.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                           KING OF PRUSSIA, PA 19406

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement (first mailed to stockholders on or about April 21, 1997) is furnished in connection with the solicitation by the Board of Directors of Universal Health Services, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. The meeting will be held on Wednesday, May 21, 1997 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania. The Annual Meeting is being held (1) to have the holders of Class A and C Common Stock elect two Class I directors of the Company, both of whom will serve for terms of three years until the annual election of directors in the year 2000 and the election and qualification of their respective successors; (2) to have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock, which was adopted by the Board of Directors of the Company; and (3) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     A copy of the Company's Annual Report to Stockholders, including financial statements for the year ended December 31, 1996, is enclosed herewith.

     A separate form of Proxy applies to the Company's Class A and Class C Common Stock and a separate form of Proxy applies to the Company's Class B and Class D Common Stock. Enclosed is a Proxy for the shares of stock held by you on the record date. Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by the Company prior to the Annual Meeting, be voted FOR each of the nominees for directors and FOR the approval of the Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock. Any Proxy executed and returned to the Company is revocable by delivering a later signed and dated Proxy or other written notice to the Secretary of the Company at any time prior to its exercise. A Proxy is also subject to revocation if the person executing the Proxy is present at the meeting and chooses to vote in person.

                                     VOTING

     Only stockholders of record as of the close of business on April 10, 1997
are entitled to vote at the Annual Meeting. On that date,           shares of
Class A Common Stock, par value $.01 per share,           shares of Class C
Common Stock, par value $.01 per share,           shares of Class B Common
Stock, par value $.01 per share, and           shares of Class D Common Stock,
par value $.01 per share, were outstanding.

     The Company's Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share. Each holder of Class A Common Stock may cumulate his votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares of Class A Common Stock, or he may distribute his votes on the same principle among as many candidates as he shall see fit. For a holder of Class A Common Stock to exercise his cumulative voting rights, the stockholder must give notice at the meeting of his intention to cumulate his votes.

     As to matters other than the election of directors, including the approval of the Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock, the Company's Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds). In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in their discretion, may require beneficial owners to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from the stock records of the Company.

     Stockholders entitled to vote for the election of directors can withhold the authority to vote for any one or more nominees. Nominees receiving a plurality of the votes cast will be elected. Abstention from the vote to consider the adoption of the Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock, or the approval of such other matters as may properly come before the meeting, or any adjournment thereof, are treated as votes against the proposal. Broker non-votes are treated as shares as to which the beneficial owners have withheld voting authority and therefore as shares not entitled to vote on the matter, thereby making it easier to obtain the approval of holders of a majority of the aggregate voting power of the shares entitled to vote as is required for approval of the various proposals.

     As of April 10, 1997, the shares of Class A and Class C Common Stock
constituted   % of the aggregate outstanding shares of the Company's Common
Stock, had the right to elect five members of the Board of Directors and
constituted    % of the general voting power of the Company; and as of that date
the shares of Class B and Class D Common Stock constituted    % of the
outstanding shares of the Company's Common Stock, had the right to elect two
members of the Board of Directors and constituted    % of the general voting
power of the Company.

     As of February 17, 1997, the Company's current directors and officers as a group owned of record or beneficially 2,053,428 shares of Class A Common Stock, 348,648 shares of Class B Common Stock (excluding shares issuable upon exercise of options), 205,721 shares of Class C Common Stock and 830 shares of Class D Common Stock, representing 99.6%, 1.2%, 99.3% and 2.3%, respectively, of the outstanding shares of each class and constituting 86.7% of the general voting power of the Company on that date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 17, 1997, the number of shares of equity securities of the Company and the percentage of each class owned beneficially, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of the general voting power of the Company currently held, by (i) all stockholders known by the Company to own more than 5% of any class of the Company's equity securities, (ii) all directors of the Company who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

                                                                                                    PERCENTAGE
                                   CLASS A             CLASS B            CLASS C       CLASS D     OF GENERAL
      NAME AND ADDRESS OF          COMMON               COMMON            COMMON         COMMON       VOTING
      BENEFICIAL OWNER(1)         STOCK(2)             STOCK(2)          STOCK(2)       STOCK(2)     POWER(3)
-------------------------------   ---------      --------------------    ---------      --------    ----------
Martin Meyerson
University of Pennsylvania                          22,258 (4)(5)(11)                      200(5)        (5)
225 Van Pelt Library
Philadelphia, PA 19103

Alan B. Miller                    1,914,890      2,309,387 (4)(11)         191,447                    80.6%
                                     (92.9%)        (7.2%)                  (92.4%)

Sidney Miller                       121,686        165,508 (4)(5)(6)        12,176                     5.1%
                                      (5.9%)                                 (5.9%)

Anthony Pantaleoni                    4,452(5)      15,920 (4)(5)(7)           548(5)      280(5)(7)      (5)
Fulbright & Jaworski L.L.P.                                (11)
666 Fifth Avenue
New York, NY 10103

Robert H. Hotz                                      11,750 (5)(11)                                       (5)
Dillon, Read & Co., Inc.
535 Madison Avenue
New York, NY 10022

John H. Herrell                                      4,150 (5)(11)                                       (5)
Mayo Clinic
200 First Street, SW
Rochester, MN 55905

Paul R. Verkuil                                      1,250 (5)(11)                                       (5)

Kirk E. Gorman                                      67,582 (5)(11)                                       (5)

Michael G. Servais                                  46,619 (5)                                           (5)

Richard C. Wright                    12,400(5)      14,300 (4)(5)            1,550(5)      350(5)        (5)

Thomas J. Bender                                    93,540 (5)                                           (5)

                                                                                                    PERCENTAGE
                                         CLASS A        CLASS B           CLASS C       CLASS D     OF GENERAL
         NAME AND ADDRESS OF             COMMON         COMMON            COMMON         COMMON       VOTING
         BENEFICIAL OWNER(1)            STOCK(2)       STOCK(2)          STOCK(2)       STOCK(2)     POWER(3)
-------------------------------------   ---------      ---------         ---------      --------    ----------
FMR Corp.                                              3,259,800 (8)                                    1.2%
82 Devonshire Street                                      (10.9%)
Boston, MA 02109

Mellon Bank Corporation                                2,000,000 (9)                                     (5)
One Mellon Bank Center                                     (6.7%)
Pittsburgh, PA 15258

AIM Management Group, Inc.                             2,000,800 (10)                                    (5)
11 Greenway Plaza, Suite 1919                              (6.7%)
Houston, TX 77046

All directors & executive officers      2,053,428      2,843,277 (11)      205,721         830         86.8%
as a group (12 persons)                    (99.6%)        (8.8%)            (99.3%)       (2.3%)

---------------

 (1) Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

 (2) Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.

 (3) As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).

 (4) Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.

 (5) Less than 1%.

 (6) Includes 30,000 shares of Class B Common Stock which are beneficially owned by Mr. Miller's spouse.

 (7) Includes 2,890 shares of Class B Common Stock and 280 shares of Class D Common Stock which are beneficially owned by Mr. Pantaleoni and are held by Mr. Pantaleoni in trust for the benefit of certain members of his family.

 (8) These securities are held by FMR Corp., a parent holding company. Information is based on Amendment No. 7 to Schedule 13G dated February 14, 1997.

 (9) These securities are held by Mellon Bank Corporation as investment advisor for its various direct or indirect subsidiaries. Information is based on Amendment No. 1 to Schedule 13G dated January 24, 1997.

(10) These securities are held by AIM Management Group, Inc., a parent holding company. Information is based on Schedule 13G dated February 12, 1997.

(11) Includes 234,650 shares issuable pursuant to stock options to purchase Class B Common Stock held by directors and officers of the Company and exercisable within 60 days of February 17, 1997 as follows: Alan B. Miller (190,000); Kirk E. Gorman (30,000); Anthony Pantaleoni (3,750); Martin Meyerson (3,750); Robert H. Hotz (3,750); John H. Herrell (2,150); and Paul
     R. Verkuil (1,250).

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members. The Board of Directors is currently fixed at seven members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting. Under the Company's Restated Certificate of Incorporation, holders of shares of the Company's outstanding Class B and Class D Common Stock are entitled to elect 20% (but not less than one) of the directors, currently two directors, one in each of Class II and Class III, and the holders of Class A and Class C Common Stock are entitled to elect the remaining directors, currently five directors, two in Class I, one in Class II, and two in Class III.

     The persons listed below currently constitute the Company's Board of Directors. The term of the Class I directors, Mr. Martin Meyerson and Mr. John
H. Herrell, expire at the 1997 Annual Meeting. Mr. Martin Meyerson and Mr. John
H. Herrell have been nominated to be elected by the holders of Class A and Class C Common Stock. The Company has no reason to believe that either of the nominees will be unavailable for election; however, if either nominee becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. Both nominees have consented to be named and have indicated their intent to serve if elected.

     The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

                                            CLASS OF                     PRINCIPAL OCCUPATION
                             CLASS OF     STOCKHOLDERS                      DURING THE LAST             DIRECTOR
           NAME              DIRECTOR   ENTITLED TO VOTE   AGE                FIVE YEARS                 SINCE
---------------------------  --------   -----------------  ---   -------------------------------------  --------
NOMINEES FOR TERMS
EXPIRING IN 1997
-------------------------------------
Martin Meyerson............    I            A Common       74    President Emeritus and Emeritus          1985
                                            C Common             Professor, University of
                                                                 Pennsylvania; President, the
                                                                 Foundation for the International
                                                                 Exchange of Scientific and Cultural
                                                                 Information by Telecommunications
                                                                 (Switzerland/U.S.); Chairman, Marconi
                                                                 Foundation; Director, Avatar
                                                                 Holdings, Inc. and First Fidelity
                                                                 Bancorporation, now First Union
                                                                 (honorary).

John H. Herrell............    I            A Common       56    Vice President and Chief                 1993
                                            C Common             Administrative Officer of Mayo
                                                                 Foundation since 1993. Prior thereto,
                                                                 Chief Financial Officer of Mayo
                                                                 Foundation since 1984 and various
                                                                 other capacities since 1968.

                                            CLASS OF                     PRINCIPAL OCCUPATION
                             CLASS OF     STOCKHOLDERS                      DURING THE LAST             DIRECTOR
           NAME              DIRECTOR   ENTITLED TO VOTE   AGE                FIVE YEARS                 SINCE
---------------------------  --------   -----------------  ---   -------------------------------------  --------
DIRECTORS WHOSE TERMS
EXPIRE IN 1998
-------------------------------------

Anthony Pantaleoni.........    II           A Common       57    Partner in the law firm of Fulbright     1982
                                            C Common             & Jaworski L.L.P., New York, New
                                                                 York. Director of Faircom Inc., AAON,
                                                                 Inc. and Westwood Corporation. The
                                                                 Company utilized during the year
                                                                 ended December 31, 1996 and currently
                                                                 utilizes the services of Fulbright &
                                                                 Jaworski L.L.P. as counsel.
Robert H. Hotz.............    II           B Common       52    Managing Director, Member of the         1991
                                            D Common             Operating Committee and Co-Head of
                                                                 Corporate Finance at Dillon, Read &
                                                                 Co., Inc., Director of Dillon, Read &
                                                                 Co., Inc. and Mikasa, Inc.
DIRECTORS WHOSE TERMS
EXPIRE IN 1999
-------------------------------------
Alan B. Miller.............    III          A Common       59    Chairman of the Board, President and     1978
                                            C Common             Chief Executive Officer of the
                                                                 Company since 1978. Prior thereto,
                                                                 President, Chairman of the Board and
                                                                 Chief Executive Officer of American
                                                                 Medicorp, Inc. Trustee of Universal
                                                                 Health Realty Income Trust. Director
                                                                 of CDI Corp., Genesis Health
                                                                 Ventures, and Penn Mutual Life
                                                                 Insurance Company

Sidney Miller..............    III..        A Common       70    Secretary of the Company since 1990.     1978
                                            C Common             Assistant to the President during
                                                                 1993 and 1994. Prior thereto,
                                                                 Executive Vice President of the
                                                                 Company since 1983, Senior Vice
                                                                 President of the Company since 1982
                                                                 and Vice President of the Company
                                                                 since 1978.

Paul R. Verkuil ...........    III          B Common       57    Dean, Cardozo Law School, Yeshiva        1996
                                            D Common             University; President Emeritus,
                                                                 College of William and Mary. Prior
                                                                 thereto, President and CEO, American
                                                                 Automobile Association; Dean, Tulane
                                                                 Law School.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based on reports filed with the Company, the Company believes all required reports of executive officers and directors were filed in a timely manner.

                                 PROPOSAL NO. 2

   ADOPTION OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
        INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B COMMON STOCK

     The Board of Directors has unanimously adopted and submits to stockholders for their approval an amendment to Article Fourth of the Company's Restated Certificate of Incorporation which would increase the number of shares of Class B Common Stock that the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares. The full text of the proposed amendment to Article Fourth is set forth in Exhibit A hereto and the foregoing discussion is qualified by reference thereto.

     The authorized stock of the Company consists of 12,000,000 shares of Class A Common Stock, 50,000,000 shares of Class B Common Stock, 1,200,000 shares of Class C Common Stock and 5,000,000 shares of Class D Common Stock. As of March 11, 1997, 2,060,929 shares of Class A Common Stock, 29,954,694 shares of Class B Common Stock, 207,230 shares of Class C Common Stock and 36,034 shares of Class D Common Stock were issued and outstanding. In addition, as of March 11, 1997 a total of 3,328,228 shares of Class B Common Stock were reserved for issuance under the various employee benefit plans of the Company, and a total of 2,863,154 shares of Class B Common Stock were reserved for issuance upon conversion of outstanding convertible securities, leaving 11,549,731 shares of Class B Common Stock unreserved and available for issuance.

     The Board of Directors has proposed this increase in the authorized number of shares of Class B Common Stock and recommends its adoption in order to provide the Company with greater flexibility to issue Class B Common Stock for appropriate corporate purposes. Among the purposes for which such additional authorized stock could be issued include funding its capital needs and corporate growth, for the acquisition of desirable businesses, for stock options to attract and retain employees and for stock splits and stock dividends. The Board of Directors has no current plans or intentions with respect to the issuance of additional shares of Class B Common Stock other than for use in connection with the Company's employee benefit plans.

     Approval of the proposed amendment to the Restated Certificate of Incorporation will allow the Board to move promptly to issue additional shares, if appropriate opportunities should arise, without the delay and expense of calling a special stockholders' meeting. The Board of Directors will determine whether, when and on what terms the issuance of shares of Class B Common Stock may be warranted. Like the presently authorized but unissued shares of Class B Common Stock, the additional shares will be available without further action by the stockholders unless such action is required by applicable law or regulations or stock exchange rules. Stockholders do not presently have preemptive rights with respect to the current authorized Class B Common Stock. Except in certain cases such as a stock dividend, the issuance of additional shares of Class B Common Stock would have the effect of diluting the voting powers of existing stockholders.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the Common Stock votes of the Company entitled to vote at the 1997 Annual Meeting of Stockholders is required for the adoption of the proposal set forth above.

     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 -- ADOPTION OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B COMMON STOCK" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             EXECUTIVE COMPENSATION

     The following table shows all the cash compensation paid or to be paid by the Company as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chairman of the Board, President, and Chief Executive Officer and the four highest paid executive officers of the Company for such period in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                      COMPENSATION AWARDS
                                                   ANNUAL COMPENSATION              -----------------------
                                        -----------------------------------------   RESTRICTED                ALL OTHER
                                                                      OTHER           STOCK      SECURITIES    COMPEN-
                                                                      ANNUAL          AWARDS     UNDERLYING    SATION
                               FISCAL                            COMPENSATION ($)      ($)        OPTIONS        ($)
 NAME AND PRINCIPAL POSITION    YEAR    SALARY ($)   BONUS ($)         (A)             (B)          (#)          (C)
------------------------------ ------   ----------   ---------   ----------------   ----------   ----------   ---------
Alan B. Miller, Chairman of
  the Board, President, and
  Chief Executive Officer.....  1996     $825,000    $561,040        $  4,562       $  160,156           0     $11,072
                                1995      800,000     480,000         178,954        2,787,324     300,000      11,072
                                1994      750,000     336,000           4,588          103,987     260,000      11,072

Kirk E. Gorman, Senior Vice
  President, Treasurer and
  Chief Financial Officer.....  1996     $237,750    $129,360        $      0       $   37,051           0     $ 1,500
                                1995      228,248     109,600           6,012           31,370      40,000       1,500
                                1994      216,246      80,000          54,785           24,554      80,000       1,500

Michael G. Servais,
  Senior Vice President.......  1996     $223,208    $164,240        $      0       $   43,210           0     $ 1,500
                                1995      197,625     109,040               0           31,352      40,000       1,500
                                1994      172,500      43,200               0          115,526      60,000       1,500

Thomas J. Bender,
  Vice President..............  1996     $189,938    $122,400        $ 11,353       $   31,350       4,000     $ 1,500
                                1995      181,561     114,480          20,297           34,119      30,000       1,500
                                1994      173,121      14,400          10,207           11,926      44,000       1,500

Richard C. Wright,
  Vice President..............  1996     $175,000    $230,000        $  2,428       $   54,400           0     $ 1,500
                                1995      172,499     230,000           2,312           54,987      30,000       1,500
                                1994      158,664     118,000           6,828           28,256      64,000       1,500

---------------
(a) Other annual compensation for Mr. Alan B. Miller includes: (i) $174,375 in 1995 related to forgiveness of principal under Option Loans and (ii) $4,562 in 1996, $4,579 in 1995, and $4,588 in 1994 for other compensation. Other annual compensation for Messrs. Gorman, Bender and Wright in 1994, 1995 and 1996 represents forgiveness of principal under Option Loans.

(b) Restricted stock awards represent (i) the value of Class B Common Shares received by those executives in lieu of cash payments pursuant to the Company's 1992 Stock Bonus Plan ("Bonus Shares"), (ii) the vested portion of additional restricted shares ("Premium Shares") equal to 20% of the Bonus Shares and (iii) the value of the Class B Common Shares issued in connection with the 1990 Employee's Restricted Stock Purchase Plan (the "1990 Plan"). Restrictions on one-half of the Bonus Shares and the Premium Shares lapse after one year and restrictions on the remaining shares lapse after two years. Restrictions lapse as to one-third of the shares granted in 1994 under the 1990 Plan in each of 1997, 1998, and 1999. During 1995, Mr. Alan
    B. Miller was granted an award of up to 160,000 shares (after giving effect to a two-for-one stock split declared in the form of a 100% stock dividend which was paid in May 1996) of the Company's Class B Common Stock, under the 1990 Plan, on which the restrictions lapse as follows: (a) restrictions on 40,000 shares lapsed in April, 1996 (market value of $1,029,800 on vesting date); (b) restrictions on an additional 30,000 shares lapsed in March, 1997, (market value of $993,750 on vesting date) pursuant to a formula based upon the financial performance of the Company during 1996, and; (c) restrictions on the remaining 90,000 shares (discussed below) lapse in 1998, as determined by the Company's Board of Directors, pursuant to a formula based upon the financial performance of the Company during 1996 and 1997. As part of the Company's Executive Incentive Plan, target levels of net income and return on assets for the Company as a whole are recommended on an annual basis by senior management of the Company and approved by the Committee of the Board of Directors which administers the Plan. Depending upon the achievement of these established targets, Mr. Miller has the opportunity to earn up to 30,000 shares based upon the financial performance of the Company during 1997, and up to 60,000 shares based upon the financial performance of the Company for the two year period ending December 31, 1997.

     Restricted stock awards for Mr. Alan B. Miller include: (i) $140,260 in 1996, $120,000 in 1995 and $84,000 in 1994 representing the value of the Bonus Shares and (ii) $19,896 in 1996, $17,324 in 1995 and $19,987 in 1994
     representing the value of the vested portion of the Premium Shares and
     (iii) (a) $662,500 in 1995 representing the value of 40,000 shares of the Company's Class B Common Stock, and; (b) $1,987,500 in 1995 representing the value of 120,000 shares of the Company's Class B Common Stock, based upon the closing market price of the shares on the date of grant, issued in connection with the 1990 Plan. As mentioned above, 40,000 of the shares issued during 1995 became fully vested in April, 1996 (market value of $1,029,800 on vesting date) and an additional 30,000 shares became fully vested in March, 1997 (market value of $993,750 on vesting date). The value of the remaining 90,000 unvested shares granted during 1995, issuable in connection with the 1990 Plan, depending upon the achievement of the established targets, was $2,576,250 as of December 31, 1996, based on the closing market price of the shares on that date. Restricted stock awards for Mr. Kirk E. Gorman include: (i) $32,340 in 1996, $27,400 in 1995 and $20,000 in 1994 representing the value of the Bonus Shares and (ii) $4,711 in 1996, $3,970 in 1995 and $4,554 in 1994 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Michael G. Servais include: (i) $41,060 in 1996, $27,260 in 1995 and $10,800 in 1994 representing the value of the Bonus Shares, (ii) $2,150 in 1996, $4,092 in 1995 and $5,351 in 1994 representing the value of the vested portion of the Premium Shares and (iii) $99,375 in 1994 representing the value of 10,000 shares of the Company's Class B Common Shares, based on the closing market price of the shares on the date of grant, issued in connection with the 1990 Plan. The value of the shares issued in connection with the 1990 Plan as of December 31, 1996 was $286,250 based on the closing market price of the shares on that date. Restricted stock awards for Mr. Thomas J. Bender include: (i) $30,600 in 1996, $28,620 in 1995 and $3,600 in 1994 representing the value of the Bonus Shares and (ii) $750 in 1996, $5,499 in 1995 and $8,326 in 1994 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Richard C. Wright include: (i) $50,000 in 1996, $50,000 in 1995 and $22,000 in 1994 representing the value of the Bonus Shares and (ii) $4,400 in 1996, $4,987 in 1995 and $6,256 in 1994 representing the value of the vested portion of the Premium Shares.

     At December 31, 1996, Messrs. Miller, Gorman, Servais, Bender and Wright held 9,850, 2,288, 1,840, 1,560 and 3,480 shares, respectively, of restricted Bonus Shares and Premium Shares, with a value based on the closing price of the shares on that date of $281,956, $65,494, $52,670, $44,655 and $99,615, respectively.

(c) All other compensation includes the Company's match of officers' contribution to the Company's 401(k) plan, and, for Mr. Alan B. Miller, the total includes $9,572 in each year related to term life insurance premiums paid for by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS                          POTENTIAL
                                   --------------------------------------------------        REALIZABLE
                                   NUMBER OF    PERCENTAGE OF                             VALUE AT ASSUMED
                                   SECURITIES       TOTAL                                  ANNUAL RATES OF
                                   UNDERLYING      OPTIONS      EXERCISE                     STOCK PRICE
                                    OPTIONS      GRANTED TO       PER                     APPRECIATION FOR
                                    GRANTED       EMPLOYEES      SHARE                       OPTION TERM
                                      (#)         IN FISCAL      PRICE     EXPIRATION     -----------------
              NAME                    (A)           YEAR         ($/SH)       DATE         5%($)    10%($)
---------------------------------  ----------   -------------   --------   ----------     -------   -------
Alan B. Miller...................         0           --              --           --          --        --
Kirk E. Gorman...................         0           --              --           --          --        --
Michael G. Servais...............         0           --              --           --          --        --
Thomas J. Bender.................     4,000           8%        $ 23.250     07/17/01     $25,694   $56,777
Richard C. Wright................         0           --              --           --          --        --

---------------
(a) Options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                                NUMBER OF                     VALUE OF
                                                          SECURITIES UNDERLYING            UNEXERCISED IN-
                                                               UNEXERCISED                    THE-MONEY
                                                               OPTIONS AT                    OPTIONS AT
                              SHARES        VALUE          FISCAL YEAR-END(#)           FISCAL YEAR-END($)(2)
                            ACQUIRED ON    REALIZED    ---------------------------   ---------------------------
           NAME             EXERCISE(#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------  -----------   ----------   -----------   -------------   -----------   -------------
Alan B. Miller............    215,000     $4,605,250     190,000        355,000      $ 3,164,063    $ 4,989,063
Kirk E. Gorman............     20,000     $  301,250      30,000         70,000      $   470,625    $ 1,061,875
Michael G. Servais........     28,000     $  335,000      12,500         61,000      $   218,750    $   914,625
Thomas J. Bender..........     34,500     $  575,016           0         48,500      $         0    $   677,906
Richard C. Wright.........     16,000     $  241,000      23,500         54,500      $   370,469    $   831,406

---------------
(1) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on the date of exercise.

(2) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 31, 1996 of $28.625 per share.

                              EMPLOYMENT CONTRACT

     The Company and Alan B. Miller have entered into an employment contract pursuant to which Mr. Miller will act as President and Chief Executive Officer of the Company until December 31, 1997, which period is subject to extension at the option of Mr. Miller or the Company until December 31, 2002. In addition, the Agreement provides for a five-year consulting arrangement commencing upon termination of Mr. Miller's active employment, during which period he will be paid an annual fee equal to one-half of his base salary at the date of expiration of the term of active employment. During the period of his active employment, Mr. Miller was entitled to a salary of $675,000 for the year ended December 31, 1992, to be increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year. Mr. Miller is also entitled to an annual bonus of at least $100,000 and payment of insurance premiums, including income tax reimbursements, of $13,674 per annum, as well as such other compensation as the Board of Directors may determine in its discretion. Mr. Miller may be discharged only for cause or permanent disability.

EXECUTIVE RETIREMENT INCOME PLAN

     In October 1993, the Board of Directors adopted the Executive Retirement Income Plan pursuant to which certain management or other highly compensated employees designated by the Board of Directors who have completed at least 10 years of active employment with the Company may receive retirement income benefits. The monthly benefit is payable to a participant who retires after he or she reaches age 62 and is equal to 3% of the employee's average monthly base salary over the three years preceding retirement multiplied by the number of full years (not to exceed 10) of the participant's active employment with the Company. Payment of the benefit will be made in 60 monthly installments following the participant's retirement date. Under certain circumstances, the participant may be entitled to elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. The estimated annual benefits payable (for the 60 months in which the participant receives benefits) upon retirement at age 65 for each of Alan B. Miller, Kirk E. Gorman, Michael G. Servais, Thomas J. Bender and Richard C. Wright, assuming their annual compensation increases by 4% annually, would be $289,688, $139,005, $111,555, $120,113 and $90,960, respectively. If an employee ceases employment with the Company prior to age 62, no retirement income will be payable to the participant unless the Board of Directors determines otherwise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Committee of the Board of Directors was comprised during 1996 of four non-employee directors, Anthony Pantaleoni, Martin Meyerson, Robert H. Hotz and John H. Herrell. Anthony Pantaleoni is a partner in Fulbright & Jaworski L.L.P., which serves as the Company's principal outside counsel. Robert H. Hotz serves as a Managing Director at Dillon, Read & Co., Inc., which served as Managing Underwriter for the Company's offering of $135,000,000 of Senior Notes in August 1995.

                        COMMITTEE REPORT TO SHAREHOLDERS

     The report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

     The Committee regularly reviews and, with any changes it believes appropriate, approves the Company's compensation program. The Company believes that executive compensation should be closely related to the value delivered to stockholders. This belief has been adhered to by developing incentive pay programs which provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received by stockholders.

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic business goals. In doing so, the compensation programs reflect the following themes:

     - Compensation should encourage increased stockholder value.

     - Compensation programs should support the short-term and long-term strategic business goals and objectives of the Company.

     - Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions toward business goals.

     - Compensation programs should enable the Company to attract and retain highly qualified professionals.

PAY MIX AND MEASUREMENT

     The Company's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

     The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and general economic conditions.

SHORT-TERM INCENTIVES

     On May 18, 1994, the Company's stockholders approved the adoption of the Company's Executive Incentive Plan. Pursuant to that Plan, at the start of each fiscal year, target levels of net income and return on assets for the Company as a whole ("Company Targets") and target levels of net income for each of the Company's individual divisions and facilities ("Division Targets") are recommended by senior management of the Company and approved by the Committee of the Board of Directors which administers the Plan. In accordance with the Plan, a subcommittee consisting of Messrs. Herrell and Meyerson established salary and bonus targets in March 1996 for the 1996 calendar year. Similarly, a subcommittee will establish salary and bonus targets for future years in accordance with tax law requirements. The Committee expects to continue the basic policies outlined below. All senior executives of the Company, including heads of divisions and facilities, have the opportunity to earn as a bonus for a fiscal year an amount equal to a portion of their base salary for that fiscal year, depending on whether and to what extent the Company Targets and/or the Division Targets are achieved. For fiscal 1996, (i) Alan B. Miller, the Company's Chairman and President, was entitled to a bonus of 85% of his base salary based on the achievement of Company Targets, (ii) Kirk E. Gorman, a Senior Vice President of the Company, was entitled to a bonus of 68% of his base salary based on the achievement of Company Targets, (iii) Michael G. Servais, a Senior Vice President of the Company, was entitled to a bonus of 92% of his base salary based on the achievement of Company Targets and the Division Targets,
(iv) Thomas J. Bender, Vice President of the Company, was entitled to a bonus of 81% of his base salary based on the achievement of Company Targets and the Division Targets, and (v) Richard C. Wright, Vice President of the Company, was entitled to a bonus of 143% of his base salary based on the achievement of Company Targets and the Division Targets. Seventy-five percent (75%) of the respective bonuses of Messrs. Servais and Bender was determined based on the achievement of the Division Targets, and the remaining 25% of such bonuses was determined based on the achievement of the Company Targets.

Depending upon the actual performance of the Company and the Divisions compared to Company Targets and/or the Division Targets, the senior executives can receive bonuses up to 150% of their base salaries. Mr. Wright also received $30,000 of bonuses related to a hospital acquisition completed in 1996.

LONG-TERM INCENTIVES

     Stock options are granted from time to time to reward key employees' contributions. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest in equal amounts over four years and executives must be employed by the Company for such options to vest.

1996 COMPENSATION

     The base salary for the Chairman and President was increased during 1996 to $825,000. This represents a 3% increase over 1995. Further, the bonus of the Chairman and President for 1996, determined as set forth above, was $701,300 (including $140,260 in restricted stock), reflecting 85% of his base salary.

     During 1995, Mr. Alan B. Miller was granted an award of up to 160,000 shares (after giving effect to a two-for-one stock split declared in the form of a 100% stock dividend which was paid in May 1996) of the Company's Class B Common Stock, under the 1990 Plan, on which the restrictions lapse as follows:
(a) restrictions on 40,000 shares lapsed in April, 1996 (market value of $1,029,800 on vesting date); (b) restrictions on an additional 30,000 shares lapsed in March, 1997, (market value of $993,750 on vesting date) pursuant to a formula based upon the financial performance of the Company during 1996, and;
(c) restrictions on the remaining 90,000 shares, which may be issued pursuant to a formula based upon the financial performance of the Company during 1996 and 1997, lapse in 1998, as determined by the Company's Board of Directors. Depending upon the achievement of the required financial performance by the Company, Mr. Miller has the opportunity to earn up to 30,000 shares based upon the financial performance of the Company during 1997, and up to 60,000 shares based upon the financial performance of the Company for the two year period ending December 31, 1997.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Compensation Committee believes that compensation levels during 1996 adequately reflect the Company's compensation goals and policies.

                                  COMPENSATION AND STOCK OPTION COMMITTEE

                                  John H. Herrell
                                  Martin Meyerson

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                       (THE COMPANY, S&P 500, PEER GROUP)

1991                                    $100.00             $100.00             $100.00
1992                                    $102.72             $107.62             $ 82.52
1993                                    $147.27             $118.46             $ 111.6
1994                                    $178.18             $120.03             $121.16
1995                                    $322.72             $165.13             $170.02
1996                                    $416.36             $203.05             $ 202.7

     The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, the peer group and the S&P 500 Composite is based on the stock price or composite index at the end of fiscal 1991.

     The above graph compares the performance of the Company with that of the S&P 500 Composite, and a group of peer companies where performance has been weighted based on market capitalization. Companies in the peer group are as follows: Columbia/HCA Healthcare Corporation, Community Health Systems, Inc., Transitional Hospitals Corporation (name change from Community Psychiatric Centers), Health Management Associates, Inc., OrNda HealthCorp., Quorum Health Group, Inc., Ramsay Health Care, Inc. and Tenet Healthcare Corporation.

     During 1996, Community Health Systems, Inc. became a privately held company and is no longer publicly traded. Stock price information is included for Community Health Systems, Inc. through the period ended July 1996. OrNda HealthCorp. merged with Tenet Healthcare Corporation on January 31, 1997.

                           COMPENSATION OF DIRECTORS

     The non-employee directors are compensated for their service on the Board of Directors and Committees of the Board on an annual basis at $20,000 each.

     In January 1994, under the Amended and Restated Non-Employee Director Stock Option Plan, each non-employee director of the Company received an option to purchase 5,000 shares of the Class B Common Stock of the Company at an exercise price of $9.8125 per share. On January 24, 1996, Mr. Paul Verkuil, upon being appointed to the Board of Directors, received an option to purchase 5,000 shares of the Class B Common Stock of the Company at an exercise price of $22.9375 per share. These options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

                               BOARD OF DIRECTORS

     Meetings of the Board. Regular meetings of the Board are generally held every other month, while special meetings are called when necessary. Before each Board or Committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 1996, there were seven Board meetings. All current directors attended more than 75% of the meetings of the Board and of committees of the Board on which they served.

     The Executive Committee, the Compensation and Stock Option Committee, the Audit Committee, and the Finance Committee are the standing committees of the Board of Directors, and may meet concurrently with the Board of Directors' meetings.

     Executive Committee. The Executive Committee has the responsibility, between meetings of the Board of Directors of the Company, to advise and aid the officers of the Company in all matters concerning the management of the business and, while the Board is not in session, has the power and authority of the Board to the fullest extent permitted under law. The Executive Committee met once in 1996. Members of the Committee are Alan B. Miller, Sidney Miller, and Anthony Pantaleoni.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee has responsibility for reviewing and recommending to the Board of Directors the compensation levels of officers and directors of the Company and its subsidiaries and the administration of the 1990 Employees' Restricted Stock Purchase Plan, the 1992 Corporate Ownership Program, the 1992 Stock Bonus Plan, the 1992 Stock Option Plan, as amended, the Stock Purchase Plan, and the Stock Compensation Plan. This Committee either met or took action through unanimous written consent five times in 1996. The members of this Committee are Anthony Pantaleoni, Martin Meyerson, Robert H. Hotz and John H. Herrell. A subcommittee of the Compensation and Stock Option Committee, comprised of Messrs. Herrell and Meyerson, will administer the 1994 Executive Incentive Plan and the various stock plans.

     Audit Committee. The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices and to maintain a direct line of communication between the directors and the independent accountants. It recommends the firm to be appointed independent auditor, reviews the scope and results of the audit with the independent auditors and considers the adequacy of the internal accounting and control procedures of the Company. The Audit Committee met twice in 1996. Members of this Committee are John H. Herrell, Sidney Miller, Martin Meyerson, and Paul Verkuil.

     Finance Committee. The Finance Committee is responsible for reviewing the Company's cash flow and capital commitments and is charged with overseeing its long-term financial planning. The Finance Committee met once in 1996. Members of this Committee are Alan B. Miller, Sidney Miller and Robert H. Hotz.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP has been retained by the Board of Directors, on the recommendation of the Audit Committee, to perform all accounting and audit services during the 1997 fiscal year. It is anticipated that representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

                        EXPENSES FOR PROXY SOLICITATION

     The principal solicitation of proxies is being made by mail; however, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telegram, telephone or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                    FOR PRESENTATION AT 1998 ANNUAL MEETING

     Any proposal that a stockholder wishes to present for consideration at the 1998 Annual Meeting must be received by the Company no later than December 22, 1997. This date provides sufficient time for inclusion of the proposal in the 1998 proxy materials.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, the Proxies confer discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment with respect thereto.

     YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                                SIDNEY MILLER, Secretary

King of Prussia, Pennsylvania
April 21, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, UNIVERSAL HEALTH SERVICES, INC., UNIVERSAL CORPORATE CENTER, 367 SOUTH GULPH ROAD, P.O. BOX 61558, KING OF PRUSSIA, PENNSYLVANIA 19406.

                                                                       EXHIBIT A

     The Restated Certificate of Incorporation of the Company is to be amended by replacing the present first sentence of Article FOURTH with a new first sentence to read as follows:

          FOURTH: The total number of shares of all classes of common stock which the Company shall have authority to issue is 93,200,000 shares, consisting of 12,000,000 shares of Class A Common Stock, par value of $.01 per share (the "Class A Common Stock"), 75,000,000 shares of Class B Common Stock, par value of $.01 per share (the "Class B Common Stock"), 1,200,000 shares of Class C Common Stock, par value of $.01 per share (the "Class C Common Stock"), and 5,000,000 shares of Class D Common Stock, par value of $.01 per share (the "Class D Common Stock").

PROXY
-----                                                      CLASS B
                                                         COMMON STOCK
                                                           CLASS D
                                                         COMMON STOCK

                        UNIVERSAL HEALTH SERVICES, INC.

                      THIS PROXY SOLICITED BY THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 21, 1997

Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 10, 1997, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 21, 1997 at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and of any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


-------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*



                        UNIVERSAL HEALTH SERVICES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                            MAY 21, 1997, 10:00 a.m.

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                              KING OF PRUSSIA, PA.

                                                     Please mark
                                                    your ballot as  / X /
                                                     indicated in
                                                      this sample


1. Adoption of the Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock.

                        FOR        AGAINST      ABSTAIN
                        / /          / /          / /

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

                                        WHEN PROPERLY EXECUTED, THIS PROXY WILL
                                        BE VOTED AS DESIGNATED BY THE ABOVE. IF
                                        NO CHOICE IS SPECIFIED, THE PROXY WILL
                                        BE VOTED FOR ADOPTION OF THE AMENDMENT
                                        TO THE COMPANY'S RESTATED CERTIFICATE OF
                                        INCORPORATION TO INCREASE THE NUMBER
                                        OF AUTHORIZED SHARES OF CLASS B COMMON
                                        STOCK.




Signature____________________________Signature____________________Date__________
IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title. The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.
--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*


                                 ANNUAL MEETING
                                       OF
                  UNIVERSAL HEALTH SERVICES, INC. STOCKHOLDERS
                            WEDNESDAY, MAY 21, 1997
                                   10:00 a.m.
                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                              KING OF PRUSSIA, PA

=============================================================================
                                     AGENDA
                                     ------

        * Adoption of the Amendment to the Company's Restated Certificate of Incorporation
        *   Discussion on matters of current interest
=============================================================================

    PROXY                                                      CLASS A
                                                            COMMON STOCK
                                                               CLASS C
                                                            COMMON STOCK
                        UNIVERSAL HEALTH SERVICES, INC.
                      THIS PROXY SOLICITED BY THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 21, 1997

    Alan B. Miller and Sidney Miller and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 10, 1997 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 21, 1997, at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

            PLEASE MARK YOUR CHOICE LIKE THIS M IN BLUE OR BLACK INK

[ ]
           ------------------------            ------------------------            ------------------------

           ACCOUNT NUMBER                      CLASS A COMMON                      CLASS C COMMON
----------------------------------------------------------------------------------------------------------------------------------

1. The Election of Directors. Nominees are: Martin Meyerson and John H. Herrell     3. Discretionary authority is hereby granted
                                                                                    with respect to such other matters as may
  [ ] For Both Nominees                     [ ] Withheld from Both Nominees            properly come before the meeting.

  [ ] For Except Vote Withheld from the Following Nominee: ____________________

----------------------------------------------------------------------------------------------------------------------------------
2. Adoption of the Amendment to the Company's Restated Certificate of
   Incorporation to Increase the Number of Authorized Shares of Class B Common Stock

           FOR                    AGAINST                    ABSTAIN
           [ ]                      [ ]                        [ ]
----------------------------------------------------------------------------------------------------------------------------------

                                                DATED:

                                                SIGNATURE:
                                                           -------------------
                                                SIGNATURE:
                                                           -------------------

                                                IMPORTANT: Please sign exactly
                                                as name appears at the left.
                                                Each joint owner shall sign.
                                                Executors, administrators,
                                                trustees, etc. should give full
                                                title.

                                                The above-signed acknowledges
                                                receipt of the Notice of Annual
                                                Meeting of Stockholders and the
                                                Proxy Statement furnished
                                                therewith.
--------------------------------------------------------------------------------
WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR ADOPTION OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B COMMON STOCK.
--------------------------------------------------------------------------------